EXHIBIT 10.1

CORE-MARK HOLDING COMPANY, INC.

2004 LONG-TERM INCENTIVE PLAN

1. Purpose.

This plan shall be known as the Core-Mark Long-Term Incentive Plan (the “Plan”). The purpose of the Plan shall be to promote the long-term growth and profitability of Core-Mark Holding Company, Inc., a Delaware corporation (the “Company”), and its Subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants of Incentive Stock Options, Non-qualified Stock Options, restricted stock shares, restricted stock units, stock appreciation rights and performance awards, either alone or in tandem or in any combination of the foregoing, may be made under the Plan.

2. Definitions.

(a) “Awards” means grants of Incentive Stock Options, Non-qualified Stock Options, restricted stock shares, restricted stock units, SARs, performance awards or any combination of the foregoing.

(b) “Board” means the board of directors of the Company.

(c) “Business Combination” means a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the, assets of the Company (a “Business Combination”).

(d) “Cause,” unless otherwise provided in any Grant Agreement, means the occurrence of one or more of the following events:

(i) Conviction of, or agreement to a plea of nolo contendere to, a felony; or

(ii) Willful misconduct or gross negligence that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise; or

(iii) Willful insubordination or failure to follow a reasonable, lawful directive of the Board or the Participant’s direct or indirect supervisor made in good faith; or

(iv) Breach of duty of loyalty to the Company or a Subsidiary or other act of fraud or dishonesty with respect to the Company or a Subsidiary; or

(v) Material violation of the Company’s written code of conduct; or

(vi) Any willful breach of any written policy or any confidential or proprietary information, non-compete or non-solicitation covenant for the benefit of the Company, its subsidiaries or any of its affiliates that has caused demonstrable and serious injury to the Company.

(e) “Change in Control” means the occurrence after the Commencement Date of one of the following events:

(i) Any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) The Incumbent Directors cease for any reason, including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board; provided that, any person who becomes a director of the Company subsequent to the Commencement Date shall be considered an Incumbent Director if such person’s election or nomination for election was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors then in office; but provided further that, any such person whose initial assumption of office on the Board is in connection with an actual or threatened election contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” (as defined in Sections 13(d) and 14(d) of the Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not become an Incumbent Director; or

(iii) The consummation of any Business Combination, in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or

(iv) The stockholders of the Company approve any plan or proposal for the complete liquidation or dissolution of the Company; or

(v) The stockholders of the Company approve the sale or other disposition of all or substantially all of the assets of the Company and such transaction is consummated; or

(vi) The stockholders of the Company approve a going private transaction which will result in the Shares no longer being publicly traded and such transaction is consummated.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Commencement Date” means the effective date of the plan of reorganization of the Company.

(h) “Committee” means the Compensation Committee of the Board or such other committee which shall consist solely of two or more members of the Board, each of whom is an “outside director” within the meaning of Treasury Regulation § 1.162-27(e)(3); provided that, if for any reason the Committee shall not have been appointed by the Board to administer the Plan, all authority and duties of the Committee under the Plan shall be vested in and exercised by the Board, and the term “Committee” shall be deemed to mean the Board for all purposes herein.

(i) “Common Stock” means the Common Stock, par value $0.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

(j) “Disability,” unless otherwise defined in a Participant’s Grant Agreement, means a disability that would entitle an eligible Participant to payment of monthly disability payments under any Company long-term disability plan or as otherwise determined by the Committee.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” of a share of Common Stock of the Company means, as of the date in question, and except as otherwise provided in any Grant Agreement, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the Nasdaq National Market) for the applicable trading day or, if the Common Stock is not then listed or quoted on any such market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received maybe used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

(m) “Family Member” has the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto.

(n) “Grant Agreement” means the written agreement that each Participant to whom an Award is made under the Plan is required to enter into with the Company containing the terms and conditions of such grant as are determined by the Committee and consistent with the Plan.

(o) “Incentive Stock Option” means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

(p) “Incumbent Directors” means the persons who on the Commencement Date constitute the Board and any other persons who subsequently become “Incumbent Directors” pursuant to the terms of Section 2(e)(ii).

(q) “Non-qualified Stock Option” means any stock option other than an Incentive Stock Option.

(r) “Option” means any Incentive Stock Option or Non-qualified Stock Option issued hereunder.

(s) “Other Company Securities” mean securities of the Company other than Common Stock, which may include, without limitation, unbundled stock units or components thereof, debentures, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

(t) “Participant” means any director, officer (including a non-employee officer) or employee of, or other individual performing services for, or to whom an offer of employment has been extended by, the Company or any Subsidiary who has been selected by the Committee to participate in the Plan (including a Participant located outside the United States).

(u) “Retirement” means retirement as defined under the Company’s primary pension plan or retirement program or termination of one’s employment or retirement with the approval of the Committee.

(v) “SARs” means stock appreciation rights.

(w) “Shares” means the shares of Common Stock that may be issued pursuant to the Plan, including, without limitation, shares of Common Stock issuable, as restricted stock shares, upon the exercise of Incentive Stock Options and Non-qualified Stock Options, upon the conversion of restricted stock units or otherwise in connection with an Award granted hereunder.

(x) “Subsidiary” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3. Administration.

The Plan shall be administered by the Committee, provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan directly, in which case the term “Committee” shall be deemed to mean the Board for all purposes herein. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each Participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) determine the form and substance of the Grant Agreements reflecting the terms and conditions of each grant made under the Plan, (iv) certify that the conditions and restrictions applicable to any grant have been met, (v) modify the terms of grants made under the Plan, (vi) interpret the Plan and Grant Agreements entered into under the Plan, (vii) determine the duration and purposes for leaves of absence which may be granted to a Participant on an individual basis without constituting a termination of employment or services for purposes of the Plan, (viii) make any adjustments necessary or desirable in connection with grants made under the Plan to eligible Participants located outside the United States, (ix) adopt, amend, or rescind rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Grant Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan complies with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law and make such other determinations for carrying out the Plan as it may deem appropriate, and (x) exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan. Decisions of the Committee on all matters relating to the Plan, any Award granted under the Plan and any Grant Agreement shall be in the Committee’s sole discretion and shall be conclusive and binding on the Company, all Participants and all other parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such person, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by statute,

The expenses of the Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any Award under the Plan, and rights to the payment of such Awards shall be no greater than the rights of the Company’s general creditors.

4. Shares Available for the Plan.

Subject to adjustments as provided in Section 15, an aggregate of 1,314,444 Shares may be issued pursuant to the Plan. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any Shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise, then such unpurchased, forfeited, tendered or withheld Shares shall thereafter be available for further grants under the Plan.

Without limiting the generality of the foregoing provisions of this Section 4 or the generality of the provisions of Sections 3, 6, 7 or 15 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may determine, enter into Grant Agreements (or take other actions with respect to the Awards) for new Awards containing terms (including, without limitation, exercise prices) more (or less) favorable than the then-outstanding Awards.

5. Participation.

Participation in the Plan shall be limited to Participants. Nothing in the Plan or in any Grant Agreement shall confer any right on a Participant to continue in the employ or service of the Company or any Subsidiary as a director, officer or employee of or in the performance of services for the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services or to reduce the compensation or responsibilities of a Participant at any time. By accepting any Award under the Plan, each Participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

Awards may be granted to such persons and for such number of Shares as the Committee shall determine, subject to the limitations contained herein (such individuals to whom grants are made being sometimes herein called “optionees” or “grantees,” as the case may be). Determinations made by the Committee under the Plan, with respect to Awards and otherwise, need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible Participant shall neither guarantee nor preclude a further grant of that or any other type to such Participant in that year or subsequent years.

6. Incentive and Non-qualified Options.

The Committee may from time to time grant to eligible Participants Incentive Stock Options, Non-qualified Stock Options or any combination thereof

(including Options in combination with SARs); provided that, the Committee may grant Incentive Stock Options only to eligible employees of the Company or its Subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto). In any one calendar year, the Committee shall not grant to any one Participant Options and SARs for a number of Shares in excess of 20% of the total number of Shares authorized under the Plan pursuant to Section 4. The Options granted under the Plan shall be evidenced by a Grant Agreement and shall take such form as the Committee shall determine, subject to the terms and conditions of the Plan.

It is the Company’s intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan; provided that such stock option otherwise meets the Plan’s requirements for Non-qualified Stock Options.

(a) Price. The price per Share deliverable upon the exercise of each Option (the “exercise price”) shall be established by the Committee, except that in the case of the grant of any Incentive Stock Option, the exercise price may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the Option, and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the date of grant of the Option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto.

(b) Payment. Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the Options’ exercise, (iii) by means of any cashless exercise procedures approved by the Committee and as may be in effect on the date of exercise or (iv) by any combination of the foregoing, and if the Committee so determines, any shares used as payment of the exercise price must have been owned by the Participant for at least six months prior to the date of exercise.

In the event a grantee is permitted to, and elects to pay the exercise price payable with respect to an Option pursuant to Section 6(b)(ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise or such longer period as determined from time to time by the Committee, and (C) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (A) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the exercise price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (B) direction to the grantee’s broker to transfer, by book entry, such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the Option being exercised and the Fair Market Value of the shares of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the Option being exercised (plus any applicable taxes).

In the event a grantee elects to pay the exercise price payable with respect to an Option pursuant to Section 6(b)(iii) above, (A) only a whole number of Share(s) (and not fractional Shares) may be withheld in payment and (B) if applicable, such grantee must present evidence acceptable to the Company that he or she has owned a number of shares of Common Stock at least equal to the number of Shares to be withheld in payment of the exercise price (and that such owned shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the Option being exercised and the Fair Market Value of the Shares withheld in payment (plus any applicable taxes) shall be paid in cash. No grantee may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the Option being exercised (plus any applicable taxes). Any withheld Shares shall no longer be issuable under such Option (except pursuant to any Reload Option (as defined below) with respect to any such withheld Shares).

(c) Terms of Options. The term during which each Option may be exercised shall be determined by the Committee, but if required by the Code, no Option shall be exercisable in whole or in part more than ten years from the date it is granted, and no Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries shall be exercisable more than five years from the date it is granted. All rights to purchase Shares pursuant to an Option shall, unless sooner terminated, expire on the date designated by the Committee. The Committee shall determine the date on which each Option shall become exercisable and may provide that an Option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an Option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding Option (including any dividend or voting rights).

(d) Limitations on Grants. If required by the Code, the aggregate Fair Market Value (determined as of the grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined in Section 422 of the Code or any successor thereto) may not exceed $100,000.

(e) Vesting; Termination; Forfeiture of Options and SARs.

(i) Death or Disability. Except as Otherwise provided in any Grant Agreement, if a Participant ceases to be a director, officer or employee of, or to perform other services for, the Company or any Subsidiary due to death or Disability, all of the Participant’s Options and SARs that were exercisable on the date of such Participant’s death or Disability shall remain exercisable for, a period of one year from the date of such death or Disability, but in no event after the expiration date of the Options or SARs. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such Participant within three months after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

(ii) Retirement. Except as otherwise provided in any Grant Agreement, if a Participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary upon the occurrence of his or her Retirement, (A) all of the Participant’s Options and SARs that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of Retirement, but in no event after the expiration date of the Options or SARs, and (B) all of the Participant’s Options and SARs that were not exercisable on the date of Retirement shall be forfeited immediately upon such Retirement; provided, however, that such Options and SARs may become fully vested and exercisable in the discretion of the Committee. Notwithstanding the foregoing, Incentive Stock Options not exercised by such Participant within three months after Retirement will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

(iii) Discharge for Cause. Except as otherwise provided in any Grant Agreement and notwithstanding Section 6(e)(i) above, if a Participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary due to Cause, or if a Participant does not become a director, officer or employee of or does not begin performing other services for the Company or a Subsidiary for any reason, all of the Participant’s Options and SARs shall expire and be forfeited immediately, whether or not then exercisable, upon such cessation or non-commencement.

(iv) Other Termination. Except as otherwise provided in any Grant Agreement, if a Participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than Death, Disability, Retirement or Cause (which are covered by Sections 6(e)(i), (ii) and (iii) above), (A) all of the Participant’s Options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate and thereafter be forfeited at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of such Options or SARs, and (B) all of the Participant’s Options and SARs that were not fully vested and exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

(v) Change in Control. Except as otherwise provided in any Grant Agreement and notwithstanding Section 6(e)(iv) above, if a Change in Control occurs, all of the Participants’ Options and SARs shall become fully vested and exercisable upon such Change in Control. In addition, the Committee shall have the authority to grant Options, SARs and other Awards that: (i) do not fully vest and become exercisable automatically upon a Change in Control, (ii) vest depending on whether or not the grantee is terminated after or upon a Change in Control and (iii) provide for accelerated vesting after a Change in Control if certain conditions are met or certain events take place. The Committee shall also have the authority to modify the definition of “Change in Control” for purposes of any Grant Agreement.

(vi) Forfeiture. Except as otherwise provided in any Grant Agreement, if a Participant exercises any of his or her options or SARs and, within one year thereafter, is terminated from the Company or a Subsidiary for any of the reasons specified in the definition of “Cause” set forth in Section 2(d)(i), (ii), (iv) or (v) hereof (or as such clauses may be amended in any Grant Agreement), then the Participant may, in the discretion of the Committee, be required to pay the Company (x) in the case of Options, the gain represented by the difference between the aggregate selling price of the Shares acquired upon the Options’ exercise (or, if the Shares were not then sold, their aggregate Fair Market Value on the date of exercise) and the aggregate exercise price of the Options exercised (the “Option Gain”), without regard to any subsequent increase or decrease in the Fair Market Value of the Common Stock, and (y) in the case of SARs, the amount of the distribution made to the Participant upon the exercise of such SARs (the “SARs Distribution”). In addition, the Company may, in its discretion, deduct from any payment of any kind (including salary or bonus) otherwise due to any such Participant an amount equal to such Option Gain or SARs Distribution.

(vii) Grant of Reload Options. The Committee may provide (either at the time of grant or exercise of an Option), in its discretion, for the grant to a grantee who exercises all or any portion of an Option (“Exercised Options”) and who pays all or part of such exercise price with shares of Common Stock, of an additional Option (a “Reload Option”) for a number of shares of Common Stock equal to the sum

(the “Reload Number”) of the number of shares of Common Stock tendered or withheld in payment of such exercise price for the Exercised Options plus, if so provided by the Committee, the number of shares of Common Stock, if any, tendered or withheld by the grantee or withheld by the Company in connection with the exercise of the Exercised Options to satisfy any federal, state or local tax withholding requirements. The terms of each Reload Option, including the date of its expiration and the terms and conditions of its exercisability and transferability, shall be the same as the terms of the Exercised Option to which it relates, except that (i) the grant date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates and (ii) the exercise price for each Reload Option shall be the Fair Market Value of the Common Stock on the grant date of the Reload Option.

7. Stock Appreciation Rights.

The Committee shall have the authority to grant SARs under this Plan, either alone or to any optionee in tandem with Options (either at the time of grant of the related Option or thereafter by amendment to an outstanding Option). SARs shall be subject to such terms and conditions as the Committee may specify.

No SAR may be exercised unless the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the exercise price of the SAR or, in the case of SARs granted in tandem with Options, any Options to which the SARs correspond. Prior to the exercise of the SAR and delivery of the cash and/or Shares represented thereby, the Participant shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

In the case of SARs granted in tandem with Options: (i) such SARs shall be exercisable only when, to the extent and on the conditions that any related Option is exercisable, and (ii) the exercise of an Option shall result in an immediate forfeiture of any related SAR to the extent the Option is exercised, and the exercise of an SAR shall cause an immediate forfeiture of any related Option to the extent the SAR is exercised.

Upon the exercise of an SAR, the Participant shall be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR or, in the case of SARs granted in tandem with Options, any Option to which the SAR is related, multiplied by the number of Shares as to which the SAR is exercised. The Committee shall decide whether such distribution shall be in cash, in Shares having a Fair Market Value equal to such amount, in Other Company Securities having a Fair Market Value equal to such amount or in a combination thereof.

All SARs will be exercised automatically on the last day prior to the expiration date of the SAR or, in the case of SARs granted in tandem with Options, any related Option, so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR or any related Option, as applicable. An SAR granted in tandem with Options shall expire at the same time as any related Option expires and shall be transferable only when, and under the same conditions as, any related Option is transferable.

Each SAR shall be subject to the vesting, termination and forfeiture provisions set forth in Section 6(e).

8. Restricted Stock Shares; Restricted Stock Units.

The Committee may at any time and from time to time grant restricted stock shares or restricted stock units under the Plan to such Participants and in such amounts as it determines. Each grant of restricted stock shares or restricted stock units shall be evidenced by a Grant Agreement which shall specify the applicable restrictions on such shares or units, the duration of such restrictions (which shall be at least six months except as otherwise determined by the Committee), and the time or times at which such restrictions shall lapse with respect to all or a specified number of shares or units that are part of the grant.

Each restricted stock unit shall be equivalent in value to one share of Common Stock and shall entitle the Participant to receive from the Company at the end of the vesting period applicable to such unit, one Share for each restricted stock unit. Restricted stock units may be granted without payment of cash or other consideration to the Company; provided, however, that Participants will be required to pay the Company the aggregate par value of the Shares received from the Company when such Shares are issued unless such Shares are treasury shares.

A Participant’s Grant Agreement may allow the Participant to elect prior to the end of the applicable vesting period to defer the receipt of all or a portion of the Shares then due with respect to vesting restricted stock units. Upon such deferral, the restricted stock units so deferred shall be converted into deferred stock units. Delivery of Shares with respect to deferred stock units shall be made only at the end of the deferral period set forth in the Participant’s deferral election notice (the “Deferral Period”). Unless otherwise provided in a Participant’s Grant Agreement, if (a) a Participant dies prior to the end of the Deferral Period, the Participant shall receive Shares in respect of such Participant’s deferred stock units which would have been deliverable at the end of such Deferral Period as if the applicable Deferral Period had ended as of the date of such Participant’s death or on such accelerated basis as the Committee may determine, (b) if a Participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries upon his or her Disability or Retirement or for any other reason prior to the end of the Deferral Period, the Participant shall receive Shares in respect of such Participant’s deferred stock units at the end of such Deferral Period, and (c) in the event of a Change in Control prior to the end of the Deferral Period, the Participant shall receive Shares in respect of such Participant’s deferred stock units which would have been deliverable at the end of such Deferral Period as if such Deferral Period had ended immediately prior to the Change in Control.

The Participant will be required to pay the Company the aggregate par value of any restricted stock shares within ten days of the date of grant of such shares, unless such restricted stock shares are treasury shares. Unless otherwise determined by the Committee, certificates representing restricted stock shares granted under the Plan will be held in escrow by the Company on the Participant’s behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the Participant will be required to execute a blank stock power therefor.

Except as otherwise provided in any Grant Agreement, upon a Change in Control or at such time as a Participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or its Subsidiaries due to death, Disability or Retirement during any period of restriction, all restrictions on restricted stock shares or restricted stock units granted to such Participant shall lapse. In addition, the Committee shall have the authority to grant restricted stock shares and restricted stock units and other Awards that: (i) do not fully vest and become exercisable automatically upon a Change in Control, (ii) vest depending on whether or not the grantee is terminated after or upon a Change in Control, and (iii) provide for accelerated vesting after a Change in Control if certain conditions are met or certain events take place. The Committee shall also have the authority to modify the definition of “Change in Control” for purposes of any Grant Agreement. Except as otherwise provided in any Grant Agreement, at such time as a Participant ceases to be, or in the event a Participant does not become, a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries for any reason other than those set forth in the immediately preceding sentence (including, without limitation, discharge for Cause), all restricted stock shares and restricted stock units granted to such Participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

With respect to restricted stock shares, during such period of restriction the Participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such Participant’s restricted stock shares shall be subject to the same restrictions as then in effect for the restricted stock shares. With respect to the restricted stock units, during such period of restriction the Participant shall not have any rights as a shareholder of the Company; provided that, unless otherwise provided in a Participant’s Grant Agreement, the Participant shall have the right to receive accumulated dividends or distributions with respect to the corresponding number of Shares underlying each restricted stock unit on the date of its full vesting and thereafter until the underlying Shares are issued, including after any such restricted stock units are converted into deferred stock units.

9. Performance Awards.

Performance awards may be granted to Participants at any time and from time to time as determined by the Committee. The Committee shall have complete discretion in determining the size and composition of performance awards granted to a

Participant and the appropriate period over which performance is to be measured (a “performance cycle”). Performance awards may include (i) specific dollar-value target awards, (ii) performance units, the value of each such unit being determined by the Committee at the time of issuance, and/or (iii) performance shares, the value of each such share being equal to the Fair Market Value of a share of Common Stock.

The value of each performance award may be fixed or it may be permitted to fluctuate based on a performance factor (e.g., return on equity) selected by the Committee.

The Committee shall establish performance goals and objectives for each performance cycle on the basis of such criteria and objectives as the Committee may select from time to time, including, without limitation, the performance of the Participant, the Company, one or more of its Subsidiaries or divisions or any combination of the foregoing. During any performance cycle, the Committee shall have the authority to adjust the performance goals and objectives for such cycle for such reasons as it deems equitable.

The Committee shall determine the portion of each performance award that is earned by a Participant on the basis of the Company’s performance over the performance cycle in relation to the performance goals for such cycle. The earned portion of a performance award may be paid out in Shares, cash, Other Company Securities, or any combination thereof, as the Committee may determine.

A Participant must be a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries at the end of the performance cycle in order to be entitled to payment of a performance award issued in respect of such cycle; provided, however, that except as otherwise determined by the Committee, if a Participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries upon his or her death, Retirement, or Disability prior to the end of the performance cycle, the Participant shall earn a proportionate portion of the performance award based upon the elapsed portion of the performance cycle and the Company’s performance over that portion of such cycle.

Unless otherwise provided in any Grant Agreement, in the event of a Change in Control, a Participant shall earn no less than the portion of the performance award that the Participant would have earned if the applicable performance cycle(s) had terminated as of the date of the Change in Control.

10. Withholding Taxes.

(a) Participant Election. Unless otherwise determined by the Committee, a Participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon the exercise of an Option or a SAR or deliverable upon a grant of restricted stock shares or the vesting of restricted stock units or the receipt of shares of Common Stock for any other reason hereunder, as the case may

be) to satisfy, in whole or in part, the amount the Company is required to withheld for taxes in connection with the exercise of an Option or a SAR, the delivery or vesting of restricted stock shares, the vesting of restricted stock units or the vesting or receipt of shares of Common Stock for any other reason hereunder, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a Participant elects to deliver or have the Company withhold shares of Common Stock pursuant to this Section 10(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery or withholding of Common Stock in payment of the exercise price of Options.

(b) Company Requirement. The Company may require, as a condition to any grant, vesting or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 10(a) or this Section 10(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any grant, vesting, delivery or issuance of Shares, Options, SARs, restricted stock units, performance awards or any other Award granted under the Plan. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant, vesting, delivery or issuance of Shares, Options, SARs, restricted stock units, performance awards, or any other Award granted under the Plan.

11. Grant Agreement; Vesting.

Each employee to whom an Award is made under the Plan shall enter into a Grant Agreement with the Company that shall contain such provisions, including, without limitation, vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise or as otherwise provided in Section 6, Section 7, Section 8, and Section 9 in connection with a Change in Control or certain occurrences of termination, no Award under this Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such Award is made.

12. Transferability.

Unless otherwise provided in any Grant Agreement, no Award granted under the Plan shall be transferable by a Participant other than by will or the laws of descent and distribution or to a Participant’s Family Member by gift or a qualified domestic relations order as defined by the Code. Unless otherwise provided in any Grant Agreement, an Option may be exercised only by the optionee or grantee thereof; by his or her Family Member if such person has acquired the option by gift or qualified domestic relations order; by the executor or administrator of the estate of any of the foregoing or any person to whom the Option is transferred by will or the laws of descent and distribution; or by the guardian or legal representative of any of the foregoing; provided that, Incentive Stock Options may be exercised by any Family Member, guardian or legal representative only if permitted by the Code and any regulations thereunder. All provisions of this Plan shall in any event continue to apply to any Award granted under the Plan and transferred as permitted by this Section 12, and any transferee of any such Award shall be bound by all provisions of this Plan as and to the same extent as the applicable original grantee.

13. Listing, Registration and Qualification.

If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of such Award or the delivery, issuance or purchase of Shares thereunder, no such Option may be exercised in whole or in part, no such restricted stock unit may be converted into Shares, and no Shares may be delivered, issued or purchased, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

14. Transfer of Employee; Employment by Subsidiary.

The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another Subsidiary shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship; provided, however, if a Subsidiary ceases to be a “Subsidiary” (as defined in Section 2 hereof) for any reason, the employment of the employees of such former Subsidiary shall be considered to be terminated at such time for purposes of the Plan and any Awards.

15. No Corporate Action Restriction; Adjustments.

The existence of the Plan, any Grant Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any subsidiary’s capital structure or business, (b) any merger, consolidation or change in the ownership of the Company or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any subsidiary, (e) any sale or transfer of all or any part of the Company’s or any subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Company or any subsidiary.

In the event of any adjustment, recapitalization, reorganization or other change in the Company’s capital structure, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, distribution to stockholders of a material amount of assets of the Company (including in the form of an extraordinary dividend), or any other change in the corporate structure or shares of the Company, the Committee shall make such equitable adjustments as it deems appropriate in the number and kind of Shares or other property available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 4 and the restriction on the total number of Options and SARs that may be granted to any one Participant in any one calendar year under Section 6), in the number and kind of Awards or other property covered by Awards previously made under the Plan, and in the exercise price of outstanding options or other Awards. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company’s obligations regarding any Awards that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing corporation or canceled in exchange for property (including cash).

Without limitation of the foregoing, in connection with any transaction of the type specified by clause (iii) of the definition of a Change in Control in Section 2(e): (A) the Committee may cancel those outstanding vested or unvested Options under the Plan which have a value in excess of their exercise price in consideration for payment to the holders thereof of an amount equal to the portion of the consideration, if any, that would have been payable to such holders pursuant to such transaction if such Options had been fully exercised immediately prior to such transaction, less the aggregate exercise price of such Options that would have been payable therefor, or (B) if the amount that would have been payable to the holder of an Option if such Option had been fully exercised immediately prior to such transaction would have been equal to or less than the exercise price of such Option, the Committee may cancel any or all such Options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or such securities or other property in the Committee’s discretion.

16. Amendment and Termination of Plan.

The Board or the Committee, without approval of the stockholders of the Company, may amend or terminate the Plan at any time, except that no amendment shall become effective without prior approval of the stockholders of the Company if (i) stockholder approval would be required by applicable law or regulations, including if required by any listing requirement of the principal stock exchange or national market on which the Common Stock is then listed, (ii) such amendment would remove from the Plan a provision which, without giving effect to such amendment, is subject to shareholder approval, or (iii) such amendment would directly or indirectly increase the

Share limits set forth in Section 4 (except for amendments reflecting adjustments made pursuant to the provisions of Section 15). The termination of the Plan shall not adversely affect any outstanding Awards under the Plan.

17. Amendment or Substitution of Awards under the Plan.

The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder or of the date of lapse of restrictions on Shares); provided that, except as otherwise provided in Section 15, (i) no amendment of the Plan or an Award shall adversely affect in a material manner any right of a Participant under any Award without his or her written consent, and (ii) the Committee shall not reduce the exercise price of any Options awarded under the Plan without approval of the stockholders of the Company. The Committee may, in its discretion, (A) permit holders of Awards under the Plan to surrender outstanding Awards in order to exercise or realize rights under other Awards, or in exchange for the grant of new Awards under the Plan or otherwise, or (B) require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan or otherwise.

18. Commencement Date; Termination Date.

The date of commencement of the Plan shall be the Commencement Date. Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business ten years after the Commencement Date. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any Award or other incentives theretofore granted under the Plan.

19. Severability. Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

20. Governing Law. The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

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